LifeVantage Submits Plan With Nasdaq To Regain Compliance

SALT LAKE CITY, UT, November 28, 2016 – LifeVantage Corporation (Nasdaq: LFVN) announced today that it has submitted its plan to Nasdaq detailing how the company will regain compliance with continued listing requirements.

On September 29, 2016, LifeVantage received a letter from Nasdaq indicating that the company was not in compliance with Listing Rule 5250(c)(1), due to the company's inability to file its Form 10-K for fiscal year 2016 by the extended date deadline. And, on November 15, 2016, LifeVantage received an additional non-compliance letter from Nasdaq due to the company’s inability to file its Form 10-Q for the quarter ended September 30, 2016 by the filing deadline.

If the plan is accepted, Nasdaq may grant LifeVantage an extension of up to 180 calendar days from the original non-compliance date of September 28, 2016, or until March 27, 2017, to regain compliance. The company's common stock will continue to trade on the Nasdaq Capital Market pending Nasdaq's review of the plan of compliance.

About LifeVantage Corporation
LifeVantage Corporation (Nasdaq: LFVN), is a science-based network marketing company dedicated to visionary science that looks to transform health, wellness and anti-aging internally and externally at the cellular level. The company is the maker of Protandim® Nrf2 and NRF1 Synergizers, our line of scientifically-validated dietary supplements, the TrueScience® Anti-Aging Skin Care Regimen, Canine Health®, the AXIO® energy product line and the PhysIQ™ smart weight management system. LifeVantage was founded in 2003 and is headquartered in Salt Lake City, Utah.

Forward Looking Statements
This document contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words and expressions reflecting optimism, satisfaction or disappointment with current prospects, as well as words such as "believe", "hopes", "intends", "estimates", "expects", "projects", "plans", "anticipates", "look forward to", "goal", “may be”, and variations thereof, identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. Examples of forward-looking statements include, but are not limited to, statements we make regarding our plan to regain compliance with Nasdaq listing rules and any extension period that may be granted by Nasdaq, the timing of our release of earnings information and the filing of our Form 10-K and Form 10-Q. Such forward-looking statements are not guarantees of performance and the Company's actual results could differ materially from those contained in such statements. These forward-looking statements are based on the Company's current expectations and beliefs concerning future events affecting the Company and involve known and unknown risks and uncertainties that may cause the Company's actual results or outcomes to be materially different from those anticipated and discussed herein. These risks and uncertainties include, among others, the final conclusions of the Audit Committee (and the timing of such conclusions) concerning the matters discussed above, including revenue, tax or other implications resulting from any accounting adjustments or other factors, and those discussed in greater detail in the Company's Annual Report on Form 10-K and the Company's Quarterly Report on Form 10-Q under the caption "Risk Factors," and in other documents filed by the Company from time to time with the Securities and Exchange Commission. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this document. All forward-looking statements are based on information currently available to the Company on the date hereof, and the Company undertakes no obligation to revise or update these forward-looking statements to reflect events or circumstances after the date of this document, except as required by law.

Investor Relations Contact:

Cindy England
Director of Investor Relations
(801) 432-9036
investor@lifevantage.com

-or-

Scott Van Winkle
Managing Director, ICR
(617) 956-6736
scott.vanwinkle@icrinc.com
Media Relations Contact:
John Genna
Vice President of Communications
& Corporate Partnerships
(801) 432-9172
jgenna@lifevantage.com